Convertible notes	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Convertible notes
Note 8:  Convertible notes

a.	Convertible notes

In October 2020, the Company issued $460,000 aggregate principal amount, 0% coupon rate of convertible notes due on November 1, 2025 (inclusive of an additional $60,000 aggregate principal amount of such notes pursuant to the exercise in full of the over allotment option of the initial purchasers). The convertible notes are convertible based upon an initial conversion rate of 4.6823 of the Company’s ordinary shares, per share per $1 principal amount of convertible notes (equivalent to a conversion price of approximately $213.57 per ordinary share). The conversion rate is subject to adjustment upon the occurrence of certain specified events. The convertible notes are senior unsecured obligations of the Company. The convertible notes mature on November 1, 2025, unless earlier repurchased, redeemed or converted.

Prior to May 15, 2025, a holder may convert all or a portion of its convertible notes only under the following circumstances: (i) during any calendar quarter commencing after the calendar quarter ending on December 31, 2020 (and only during such calendar quarter), if the last reported sale price of the Company’s ordinary shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (ii) during the five business day period after any 10 consecutive trading day period in which the trading price, determined pursuant to the terms of the convertible notes, per $1 principal amount of convertible notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the ordinary shares and the conversion rate on each such trading day; (iii) if the Company calls such convertible notes for redemption in certain circumstances, at any time prior to the close of business on the third scheduled trading day immediately preceding the redemption date; or (iv) upon the occurrence of specified corporate events.

On or after May 15, 2025, until the close of business on the third scheduled trading day immediately preceding the maturity date, a holder may convert its convertible notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company can pay or deliver cash, ordinary shares or a combination of cash and ordinary shares, at the Company’s election.

The Company may, at any time and from time to time, redeem for cash all or any portion of the convertible notes, at the Company’s option, if the last reported sale price of the Company`s ordinary shares has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which it delivers notice of redemption at a redemption price equal to 100% of the principal amount of the convertible notes to be redeemed.

Upon the occurrence of a fundamental change as defined in the indenture, holders may require the Company to repurchase for cash all or any portion of their convertible notes at a fundamental change repurchase price equal to 100% of the principal amount of the convertible notes to be repurchased (plus accrued and unpaid special interest payable under certain circumstances set forth in the terms of the convertible notes (if any) to, but excluding, the fundamental change repurchase date. In addition, in connection with a make-whole fundamental change as defined in the indenture or following the Company’s delivery of a notice of redemption, the company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its convertible notes in connection with such a corporate event or redemption, as the case may be. Issuance costs attributable to the debt and equity components prior to the adoption of ASU 2020-06 were $9,969 and $2,842, respectively. The effective borrowing rate of the debt component of the convertible notes was 5.1%. This borrowing rate was based on the Company’s synthetic credit risk rating determined by a third-party appraiser.

The annual effective interest rate of the debt component following the adoption of ASU 2020-06 is 6.7%.

The net carrying amount of convertible notes as of June 30, 2025 and December 31, 2024 was as follows:

	June 30,	December 31,
	2025	2024
Principal amounts	$460,000	$460,000
Unamortized issuance costs	857	2,140
Net carrying amount	$459,143	$457,860

Financial expenses related to the convertible notes for the six months ended June 30, 2025, and 2024 were $1,283 and $1,276, respectively.

b.	Capped call

In connection with the pricing of the convertible notes and the exercise of the over allotment option, the Company entered into privately negotiated capped call transactions with certain financial institutions. The capped call transactions cover, collectively, the number of the Company’s ordinary shares underlying the convertible notes, subject to anti-dilution adjustments substantially similar to those applicable to the convertible notes. The capped call has an initial strike price of $213.57 per ordinary share, subject to certain adjustments, which corresponds to the approximate initial conversion price of the convertible notes. The cap price of the capped call is initially $305.1 per ordinary share and is subject to certain adjustments under the terms of the capped call.

The capped call transactions were considered to be freestanding instruments as they were entered into separately and apart from the convertible notes and since the conversion or redemption of the convertible notes does not automatically result in the exercise of the capped call. The capped call transactions are indexed to the Company’s own shares and meet the criteria for equity classification. The cost of the capped call transactions was approximately $43,240 recorded as a reduction to additional paid in capital with no subsequent measurement.

During the six months period ended June 30, 2025, the Company assessed the capped call transactions in light of changes to their settlement terms. As cash settlement became mandatory, the instruments were subject to fair value measurement through earnings. Given that the Company’s share price was below the initial strike price, the fair value of the capped call transactions was determined to be immaterial.